UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  July 18, 2005

                         BARRETT BUSINESS SERVICES, INC.
               (Exact name of registrant as specified in charter)

                                    Maryland
                 (State or other jurisdiction of incorporation)

                                     0-21886
                                (SEC File Number)

                                   52-0812977
                        (IRS Employer Identification No.)

         4724 S.W. Macadam Avenue
         Portland, Oregon                                    97239
         (Address of principal executive offices)           (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 220-0988

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On July 18, 2005, Barrett Business Services, Inc. (the "Company"), filed with the Securities and Exchange Commission under Rule 424(a) under the Securities Act of 1933 a preliminary prospectus dated July 15, 2005 (the "Preliminary Prospectus") in connection with its Registration Statement on Form S-2 (Registration No. 333-126496). The Preliminary Prospectus includes updated information regarding management's earnings guidance included in the Company's press release dated April 27, 2005, that the Company's gross revenues for the second quarter ending June 30, 2005, were expected to range from $172 million to $174 million. In the Preliminary Prospectus, management states its belief that gross revenues to be reported in the Company's earnings release for the second quarter ended July 30, 2005 will be greater than $174 million. The Company further anticipates that its corresponding total revenues on a net basis will equal or exceed $56 million, after subtracting an estimated cost of gross PEO revenues of $118 million. The Company currently expects to publish its financial results for the 2005 second quarter in early August 2005.

The Company's financial statements prepared in accordance with generally accepted accounting principles in the United States ("GAAP") present PEO revenues on a net basis, as required by GAAP. The Company changed its reporting of PEO revenues from a gross basis to a net basis in 2002 because it was determined in accordance with the requirements of Emerging Issues Task Force No. 99-19, "Reporting Revenues Gross as a Principal Versus Net as an Agent," that the Company was not the primary obligor for the services provided by its PEO clients to their customers pursuant to the Company's PEO contracts. The Company's management believes the gross revenue information included in this report, although not in accordance with GAAP, is more informative as to the level of the Company's business activity and more illustrative of how the Company manages its operations, including the preparation of the Company's internal operating forecasts, because it presents the Company's PEO services on a basis comparable to the Company's staffing services.

Statements in this report about future events or performance, including earnings expectations for the second quarter of 2005, are forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company to be materially different from any future results expressed or implied by such forward-looking statements. Factors that could affect future results include economic conditions in the Company's service areas, the effect of changes in the Company's mix of services on gross margin, future workers' compensation claims experience, the effect of changes in the workers' compensation regulatory environment in one or more of the Company's primary markets, collectibility of accounts receivable, and availability of funding for working capital purposes, among others. Other important factors that may affect the Company's future prospects are described in the Company's 2004 Annual Report on Form 10-K. Although forward-looking statements help to provide complete information about the Company, readers should keep in mind that forward-looking statements may be less reliable than historical information. The Company undertakes no obligation to update or revise forward-looking statements in this report to reflect events or changes in circumstances that occur after the date of this report.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    BARRETT BUSINESS SERVICES, INC.


Dated:  July 18, 2005               By: /s/ Michael D. Mulholland
                                        --------------------------------------
                                        Michael D. Mulholland
                                        Vice President - Finance